EXHIBIT 99.1



                 FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

          This FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Amendment"), dated as of December 17, 2004, among United Parcel Service of America, Inc., a Delaware corporation (the "Purchaser"), United Parcel Service, Inc., a Delaware corporation ("Parent"), CNF Inc., a Delaware corporation (the "Shareholder"), Menlo Worldwide, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Shareholder ("Worldwide" and together with the Shareholder, the "Sellers"), is made with reference to that certain Stock Purchase Agreement, dated as of October 5, 2004 (the "Agreement"), by and among the Sellers, the Purchaser and Parent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Agreement.

                                 WITNESSETH

          WHEREAS, the Sellers, Parent and the Purchaser desire to amend certain provisions contained in the Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

                                  ARTICLE I

                                 AMENDMENTS

          Section 1.1.Cash.

               (a) Section 1.2 of the Agreement is amended to delete the definition of "Closing Date Cash Balance" and replace such definition with the following (deleted language in strikethrough and added language in bold):

          ""Closing Date Cash Balance" means the cash and cash equivalents as set forth on the consolidated general ledger of the Company and each Company Subsidiary (which includes a reconciliation for issued and outstanding checks and deposits in transit) as of the close of business on December 31, 2004 minus (i) the "Drafts Payable" (such amount being calculated consistent with past practice and, for reference purposes, which amount as of June 30, 2004 is reflected on Exhibit 3.4(a) as $16,329,594), minus (ii) all duties, fees, taxes, interest or similar amounts held by the Company or any Company Subsidiary (whether in dedicated accounts or otherwise) for the benefit of a Third Person (which for these purposes shall include the Company or a Company Subsidiary when it acts as an "importer of record" as the term is defined in 19 U.S.C. Section 1484) for remittance to a Governmental Entity for customs matters (e.g., amounts held for remittance to Customs) that have not yet been remitted to such Governmental Entity, minus (iii) all cash contributed on or after the Closing Date and on or before December 31, 2004 by the Purchaser, Parent or their respective Affiliates (other than the Company or any direct or indirect subsidiary thereof) to any account of the Company or any account or sub-account of the Shareholder held exclusively for the Company, plus (iv) any cash removed on or after the Closing Date and on or before December 31, 2004 by the Purchaser, Parent or their respective Affiliates from any account of the Company, plus (v) any payroll payments for the pay period ending December 25, 2004 that otherwise would have been made in the ordinary course of business on January 4, 2005 that are paid by the Sellers to Transferred Employees on or prior to December 31, 2004 plus (vi) all duties, fees, taxes, interest or similar amounts paid by the Company or any Company Subsidiary (whether in dedicated accounts or otherwise) for the benefit of a Third Person to a Governmental Entity for customs matters (e.g., amounts paid to Customs) that have not yet been collected from such Third Person."

               (b) Section 3.3 of the Agreement is amended to delete such section and replace such section with the following (deleted language in strikethrough and added language in bold):

          "Section 3.3Cash. By January 31, 2005, the Purchaser shall prepare and deliver to the Shareholder a certificate executed by an officer or authorized representative of the Purchaser which sets forth the Closing Date Cash Balance, together with reasonable supporting documentation. Upon receipt of the Closing Date Cash Balance, the Shareholder and its independent certified public accountants or other advisors shall have the right during the succeeding thirty (30) day period to audit, at the Shareholder's expense, the Closing Date Cash Balance and to examine and review all records and work papers and other supporting documents used to prepare such Closing Date Cash Balance. During the thirty (30) day period, the Purchaser and Parent shall and shall cause its Subsidiaries, officers, employees, agents and representatives to cooperate fully with the Shareholder and its representatives in its audit, examination and review of the Closing Date Cash Balance. The Shareholder shall have thirty (30) days after delivery of the Closing Date Cash Balance during which to notify the Purchaser in writing of any dispute of any item contained in the Closing Date Cash Balance, which notice shall set forth in reasonable detail the basis for such dispute. The Purchaser and the Shareholder shall cooperate in good faith to resolve any such dispute as promptly as possible, and upon such resolution, the Purchaser shall pay the Shareholder the Closing Date Cash Balance, as adjusted pursuant to the mutual agreement of the Purchaser and the Shareholder. In the event the Shareholder disputes the Closing Date Cash Balance and the Parties do not resolve such dispute within fifteen (15) Business Days after the delivery by the Shareholder of such dispute (or such time as mutually extended by the Parties), such dispute shall be resolved in accordance with the dispute resolution procedures set forth in Section 3.4(c). In the event the Shareholder does not notify the Purchaser of any such dispute in writing within the thirty (30) Business Day period following receipt of the Closing Date Cash Balance, or if the Shareholder agrees with the items contained in the Closing Date Cash Balance, the Closing Date Cash Balance shall be final and binding on all parties and the Purchaser shall make a payment in cash to the Shareholder in an amount equal to the Closing Date Cash Balance."

          Section 1.2.Working Capital.

               (a) Section 1.2 of the Agreement is amended to delete the definition of "Working Capital" and replace such definition with the following (deleted language in strikethrough and added language in bold):

          ""Working Capital" means the working capital of the Company and the Company Subsidiaries as of December 31, 2004 calculated in accordance with the methodologies and principles set forth on Exhibit 3.4(a). Working Capital shall not include any amounts for which the Purchaser is entitled to indemnification pursuant to Article XI."

               (b) Section 3.4 of the Agreement is amended to delete the first sentence of paragraph (a) and replace such sentence with the following (deleted language in strikethrough and added language in bold):

          "(a) As promptly as practicable following December 31, 2004 (but in any event by January 31, 2005 ), the Purchaser shall prepare and deliver to the Shareholder a statement (the "Preliminary Working Capital Statement") setting forth the Working Capital as of the close of business on December 31, 2004; provided, however, that the methodology and principles set forth on Exhibit 3.4(a) hereto shall govern the preparation of the Preliminary Working Capital Statement."

          Section 1.3.Post-Retirement Medical Liability. Section 7.8 of the Agreement is amended to delete the fourth sentence of paragraph (i) and replace such sentence with the following (deleted language in strikethrough and added language in bold):

          "As soon as practicable but in no event more than eighty-one (81) days after the Closing Date, the Shareholder's actuary shall present to the Purchaser and the Purchaser's actuary its proposed Post-Retirement Medical Liability and such proposal shall set forth in reasonable detail the assumptions underlying such proposal and the retiree, dependent and plan data and such other information upon which the proposal is based ("Shareholder's Proposal")."

          Section 1.4Vacation Days. Section 7.8 of the Agreement is amended to delete the last sentence of paragraph (g) and replace such sentence with the following:

          "The Sellers shall update all information requested in this Section 7.8(g) as of the Closing; provided, however, that the vacation day information requested in clauses (a) and (b) of this Section 7.8(g) shall not be updated until January 9, 2005."

          Section 1.5Division of International Plan. Section 7.8 of the Agreement is amended by amending the third sentence of Section 7.8(d) to read as follows:

          "With respect to any Current Company Benefit Plan that would be a Company International Benefit Plan but for the fact that such plan covers individuals other than the individuals permitted to be covered by the definition of Company International Benefit Plan, the Parties will cooperate and work together to separate the assets and liabilities of such plan into two plans as soon as practicable after the Closing, one attributable to individuals who are not permitted to be covered under a Company International Benefit Plan and one attributable to individuals who are permitted to be covered under a Company International Benefit Plan and the Sellers shall bear all fees, costs and expenses incurred for any period after the Closing with respect to those persons who otherwise were not permitted to be covered under a Company International Benefit Plan."

          Section 1.6Payment of Disability Benefits. Section 7.8 of the Agreement is amended by adding the following sentence to the end of Section 7.8(d) which reads as follows:

          "The Sellers shall cause the disability benefits payable for the month of December 2004 under a Seller sponsored long term disability program to those disabled Transferred Employees whose primary employment location is in the United States and who are covered by the terms of a collective bargaining agreement to be paid on Friday, December 17, 2004."

          Section 1.7Excluded Employees. Section 1.2 of the Agreement is amended to delete the definition of "Excluded Employees" and replace such definition with the following (deleted language in strikethrough and added language in bold):

          ""Excluded Employees" means all employees set forth on Exhibit 1.2(i) and any employee of the Company or any Company Subsidiary that is each of (A) on long term disability leave as of the Closing Date and (B) an employee with a primary employment location in the United States and
     (C) not covered by the terms of a collective bargaining agreement."

                                 ARTICLE II

                            ADDITIONAL AGREEMENTS

          Section 2.1Post-Closing Cash Management. From and after the Closing, the Shareholder shall notify the Purchaser on a daily basis of the amount necessary to fund all checks, drafts or other obligations presented on any account or sub-account of the Shareholder held exclusively for the Company. Upon receipt, the Shareholder shall, or shall cause the Company to, deliver via wire transfer immediately available funds in the full amount necessary to fund such checks and drafts.

          Section 2.2Quicksource Mark. Notwithstanding anything to the contrary in the Agreement, the Purchaser and Parent acknowledge and agree that (1) the Sellers have various contracts, agreement forms, and related collateral, that use the "Quicksource" mark; (2) the Sellers shall be entitled to continue (x) to perform under any contracts that use the "Quicksource" mark and use the "Quicksource" name in connection with such performance until the expiration or termination of such contracts and (y) to use any existing supplies of such forms, and other collateral, in a manner substantially consistent with its use prior to the Closing Date, until such supplies are exhausted; and (3) the Sellers shall be entitled to fulfill any obligations under, or make reference in correspondence to, any such agreements.

          Section 2.3Title to Marks and Domain Names. Notwithstanding anything to the contrary in the Agreement, the Purchaser and Parent acknowledge and agree that the marks and domain names listed in Item 2 of
Schedule 4.7 set forth in the Second Supplement to the Disclosure Schedules to the Agreement, as well as any other marks labeled "ABANDONED" or "CANCELLED," which comprise part of the Conveyed Assets, are provided on and "as is" basis, without any representation or warranty of any kind, including without limitation with respect to title, validity, enforceability or otherwise.

          Section 2.4Closing. The parties hereto agree that the Closing Date shall be 12:01 a.m. Portland, Oregon time on December 19, 2004. Simultaneous with the signing of this Amendment, the parties shall execute an Escrow Agreement in the form of Annex A hereto and the Purchaser shall deposit with the Escrow Agent (as defined therein) the Cash Purchase Price, in the manner contemplated thereby. The parties hereto agree that each of the conditions set forth in Sections 8.1, 8.2 and 8.3 of the Agreement have been satisfied or are hereby waived.

          Section 2.5Exhibits.  The parties hereto agree to amend and restate
Exhibit 1.2(a) (ACMI Leases), Exhibit 1.2(e) (Collective Bargaining Agreements), Exhibit 1.2(g) (Conveyed Assets), Exhibit 1.2(h) (Excluded Assets), Exhibit 1.2(i) (Excluded Employees), Exhibit 1.2(k) (Identified Litigation), Exhibit 1.2(l) (Key Employees), Exhibit 7.8(a) (Transferred Employees), Exhibit 7.8(d) (Company Retained Plans), Exhibit 7.8(g) (Employee Information), Exhibit 7.8(l) (Logistics Contract Employees), Exhibit 7.14(c) (Other Third Party Consents), Exhibit 7.17 (Custom Air Amendment),
Exhibit 7.19 (Transition Services Agreement) and Exhibit 7.22 (Shared Usage Licenses) to the Agreement as set forth in the attachments to this Amendment.

                                 ARTICLE III

                                MISCELLANEOUS

          Section 3.1. Full Force and Effect. Except as specifically provided by this Amendment, the Agreement shall remain in full force and effect. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Sellers, Parent or the Purchaser under the Agreement.

          Section 3.2. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal Laws of the State of New York without reference to its choice of law rules (other than Section 5-1401 of the New York General Obligations Law).

          Section 3.3.  Counterparts.   This Amendment may be executed in two
or more counterparts, each of which shall be deemed to be an original by the parties executing such counterpart, but all of which shall be considered one and the same instrument.







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     IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of this 17th day of December 2004:

                          UNITED PARCEL SERVICE OF AMERICA, INC.



                          By:    /s/ Michael S. O'Farrell
                                ------------------------------
                          Name:  Michael S. O'Farrell
                                ------------------------------
                          Title: Authorized Representative
                                ------------------------------


                          UNITED PARCEL SERVICE, INC.



                          By:    /s/ Michael S. O'Farrell
                                ------------------------------
                          Name:  Michael S. O'Farrell
                                ------------------------------
                          Title: Authorized Representative
                                ------------------------------


                          CNF INC.



                          By:    /s/ Mark C. Thickpenny
                                ------------------------------
                          Name:  Mark C. Thickpenny
                                ------------------------------
                          Title: Vice President and Treasurer
                                ------------------------------

                          MENLO WORLDWIDE, LLC

                          By: CNF Inc., its managing member



                          By:    /s/ Mark C. Thickpenny
                                ------------------------------
                          Name:  Mark C. Thickpenny
                                ------------------------------
                          Title: Assistant Treasurer
                                ------------------------------




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